For Immediate Release
April 1, 2026

Company Contact: Brent Maedl Director, Corporate Finance & Investor Relations brent.maedl@broadstone.com 585.382.8507
Broadstone Net Lease Schedules First Quarter 2026 Earnings Release and Conference Call
VICTOR, N.Y. – Broadstone Net Lease, Inc. (NYSE: BNL) (“Broadstone,” “BNL,” the “Company,” “we,” “our,” or “us”), today announced that it will release its financial and operating results for the quarter ended March 31, 2026, after the market closes on Wednesday, April 29, 2026. The Company will host its earnings conference call and audio webcast on Thursday, April 30, 2026, at 11:00 a.m. Eastern Time.
Conference Call and Webcast Details
To access the live webcast, which will be available in listen-only mode, please visit: https://events.q4inc.com/attendee/613304153. If you prefer to listen via phone, U.S. participants may dial: 1-833-470-1428 (toll free) or 1-404-975-4839 (local), access code 797103. International access numbers are viewable here: https://www.netroadshow.com/conferencing/global-numbers?confId=97882.
A replay of the conference call webcast will be available approximately one hour after the conclusion of the live broadcast. To listen to a replay of the call via the web, which will be available for one year, please visit: https://investors.bnl.broadstone.com.
About Broadstone Net Lease, Inc.
BNL is an industrial-focused, diversified net lease REIT that invests in primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Utilizing an investment strategy underpinned by strong fundamental credit analysis and prudent real estate underwriting, as of December 31, 2025, BNL’s diversified portfolio consisted of 771 individual net leased commercial properties with 764 properties located in 44 U.S. states and seven properties located in four Canadian provinces across the industrial, retail, and other property types.
Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expect,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2026 guidance and assumptions, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property investments and acquisitions, and the timing and uncertainty of completing these property investments and acquisitions, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 19, 2026, which you are encouraged to read, and will be available on the SEC’s website at www.sec.gov. Please note that such Risk Factors will be updated, if necessary, through the filing of Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.
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